CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, J. Stuart Miller, Chief Financial Officer of Workiva Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 7, 2017	/s/ J. Stuart Miller J. Stuart Miller Executive Vice President and Chief Financial Officer (Principal Financial Officer)